UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 23, 2006

PHARSIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31253	77-0401273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 E. Evelyn Avenue, 3rd Floor

Mountain View, CA 94041-1530

(Address of principal executive offices, including zip code)

(650) 314-3800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 23, 2006, Pharsight Corporation announced that Mona Cross Sowiski, Pharsight’s senior vice president of strategic consulting services (SCS) has resigned from her position, effective June 9, 2006, to devote more time to family matters. Ms. Sowiski has served in this role since 2002. Shawn O’Connor, president, chief executive officer and chairman will assume leadership of SCS on an interim basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARSIGHT CORPORATION

Date: May 30, 2006	By:	/s/ William Frederick
	Name:	William Frederick
	Title:	Senior Vice President and Chief Financial Officer